UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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☐	Soliciting Material Pursuant to §240.14a-12.
Commission File No. 1-33169
WIRELESS RONIN TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Wireless Ronin Technologies, Inc.
14700 Martin Drive
Eden Prairie, Minnesota 55344

SUPPLEMENT TO THE PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 2, 2007

Enclosed with this supplement is a proxy statement dated December 26, 2006, in connection with the solicitation by the board of directors of Wireless Ronin Technologies, Inc. of proxies to be used at a special meeting of the shareholders. The special meeting of shareholders has been called for February 2, 2007, beginning at 1:00 p.m. central time, at the offices of Briggs and Morgan, P.A., 2200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

This supplement should be read in conjunction with the proxy statement. If you need another copy of the proxy statement, please contact Stephen E. Jacobs, our Executive Vice President and Secretary, at (952) 224-8110.

This supplement is dated December 27, 2006, and is first being mailed to shareholders on or about December 29, 2006.

RECENT DEVELOPMENTS

Following printing of the proxy statement dated December 26, 2006, the compensation committee of our board of directors took various actions with respect to the compensation of our executive officers. In particular, the committee (1) adjusted annual base salaries for 2007, (2) awarded bonuses for 2006, (3) granted stock options under the 2006 Equity Incentive Plan, which is subject to shareholder approval pursuant to Proposal No. 1 set forth in the proxy statement, and (4) established a performance bonus plan for 2007.

Adjustment of Annual Base Salaries of Executive Officers

Effective January 1, 2007, the following annual base salaries of executive officers were adjusted:

Name and Position of Executive Officer	2007 Annual Base Salary

Jeffrey C. Mack	$225,000
Chairman, President, Chief Executive Officer and Director
John A. Witham	$175,000
Executive Vice President and Chief Financial Officer
Scott W. Koller	$160,000
Senior Vice President, Sales and Marketing
Christopher F. Ebbert	$170,000
Executive Vice President and Chief Technology Officer
Brian Anderson	$137,500
Vice President and Controller

2006 Management Bonuses

Bonuses were awarded for services rendered during 2006 by executive officers as follows:

Name and Position of Executive Officer	2006 Bonus

Jeffrey C. Mack	$75,000
Chairman, President, Chief Executive Officer and Director
John A. Witham	$40,000
Executive Vice President and Chief Financial Officer
Scott W. Koller	$30,000
Senior Vice President, Sales and Marketing
Christopher F. Ebbert	$25,000
Executive Vice President and Chief Technology Officer
Stephen E. Jacobs	$20,000
Executive Vice President and Secretary

Stock Option Awards

Nonqualified stock options were awarded to executive officers under our 2006 Equity Incentive Plan, which is subject to shareholder approval, as follows:

Name and Position of Executive Officer	Option Award

Jeffrey C. Mack	125,000 shares
Chairman, President, Chief Executive Officer and Director
John A. Witham	75,000 shares
Executive Vice President and Chief Financial Officer
Scott W. Koller	95,000 shares
Senior Vice President, Sales and Marketing
Christopher F. Ebbert	75,000 shares
Executive Vice President and Chief Technology Officer
Brian Anderson	50,000 shares	*
Vice President and Controller
Stephen E. Jacobs	15,000 shares
Executive Vice President and Secretary

*	The option to Brian Anderson has previously been awarded.

As a result of the foregoing awards, 331,667 shares of the 1,000,000 shares originally reserved for issuance under the 2006 Equity Incentive Plan remained available for future issuance under such plan as of December 27, 2006.

It is anticipated that Mr. Jacobs will be retiring from our company in April 2007. As a result, the option awarded to Mr. Jacobs will vest in full following shareholder approval of the 2006 Equity Incentive Plan and must be exercised within 90 days thereafter. Each of the foregoing options is subject to shareholder approval of the 2006 Equity Incentive Plan prior to March 30, 2007. Each option, with the exception of the option awarded to Mr. Jacobs, will have a term of five years and be exercisable at the rate of 25% of the number of shares awarded thereunder on January 1, 2008 and an additional 25% of each award on the first day of January in 2009, 2010 and 2011. The exercise price of each option will, in accordance with the terms of the 2006 Equity Incentive Plan, be the closing price of our common stock on The NASDAQ Stock Market on December 27, 2006.

2

As a result of the foregoing awards, the new plan benefits table set forth in our proxy statement dated December 26, 2006, is hereby amended and restated as follows:

     New Plan Benefits

The following table shows the awards that have been granted under the 2006 Equity Incentive Plan, subject to shareholder approval of the plan, as of December 27, 2006. The interests in Proposal No. 1, as set forth in our proxy statement dated December 26, 2006, of each person who has been a director or executive officer of our company at any time since the beginning of fiscal year 2005 are set forth in the following table and the related footnotes.

2006 Equity Incentive Plan

Name and Position	Dollar Value	Number of Shares

Jeffrey C. Mack	*	291,667	(1)
Chairman, President, Chief Executive Officer and Director
Michael J. Hopkins	0	0
Former Executive Vice President
Christopher F. Ebbert	*	75,000	(1)
Executive Vice President and Chief Technology Officer
Scott W. Koller	*	95,000	(1)
Senior Vice President, Sales and Marketing
Executive Group	*	668,333	(1)(2)
Non-Executive Director Group	*	—	(1)
Non-Executive Officer Employee Group	*	—	(1)

*	Indeterminable.

(1)	Because future awards under the 2006 Equity Incentive Plan will be granted in the discretion of the committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

(2)	This entry reflects awards granted, subject to shareholder approval of the 2006 Equity Incentive Plan, as of December 27, 2006. In addition to the awards specifically listed in this table, this entry includes (a) a five-year option for the purchase of 66,666 shares of common stock at $4.00 per share held by Mr. Witham, (b) a five-year option for the purchase of 75,000 shares of common stock held by Mr. Witham (as described above), (c) a five-year option for the purchase of 50,000 shares of common stock held by Mr. Anderson (as described above), and (d) an option for the purchase of 15,000 shares of common stock held by Mr. Jacobs (as described above).

Performance Bonus Plan for 2007

The committee established that the following executive officers will have the following cash bonus potential upon achieving performance objectives for 2007:

Name and Position of Executive Officer	2007 Bonus Potential

Jeffrey C. Mack	$175,000
Chairman, President, Chief Executive Officer and Director
John A. Witham	$70,000
Executive Vice President and Chief Financial Officer
Scott W. Koller	$25,000
Senior Vice President, Sales and Marketing
Christopher F. Ebbert	$30,000
Executive Vice President and Chief Technology Officer
Brian Anderson	$25,000
Vice President and Controller

3

The committee set a certain performance objective for 2007. If 100% of such objective is met, 100% of each potential bonus will be paid. If at least 85% (but not 100%) of such objective is met, 50% of each potential bonus will be paid. If at least 75% (but not 85%) of such objective is met, 20% of each potential bonus will be paid. If less than 75% of such objective is met, no bonuses will be paid.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

/s/  Jeffrey C. Mack
Jeffrey C. Mack
President and Chief Executive Officer
Eden Prairie, Minnesota
December 27, 2006

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